united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

4221 North 203rd Street, Suite 100 Elkhorn, Nebraska  68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2020

Item 1. Reports to Stockholders.

Annual Report

March 31, 2020

1-866-209-1964
www.tebergfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.tebergfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear fellow shareholder,

Each of us has likely experienced times when life was going along as expected and then everything changed in a flash. A death of a loved one, a health issue or any number of life events can suddenly alter the way we live. It seems few of us, however, could have imagined a time like this when all our lives seemed to change overnight due to a shared threat – the deadly COVID-19 pandemic.

It’s somewhat challenging to address the task at hand, which is to review the entire period from April 1, 2019 through March 31, 2020, when the events of the last months seem to overshadow everything that happened beforehand. We’ll do our best to discuss not only this recent unprecedented time but also what now seem like the “good old days” in the period when the markets were soaring to new record highs and we hadn’t heard of social distancing. As in past reports, we’ll again focus mainly on the Dow Jones Industrial Average (Dow), the index many investors seem to track.

The Teberg Fund’s report card . . .

By the close of the period, the Fund had given up all the gain achieved in earlier months and closed with a negative return of -9.44%. The Dow also ended in the red with a -13.38% return. The S&P 500® Index (S&P), the Fund’s benchmark, managed to contain its loss to -6.98%.

The Fund dropped $1.29 per share during the period, starting at $11.66 on April 1, 2019 and ending at $10.37 on March 31, 2020. There was relatively steady growth throughout most of the period, with the share price rising to a high of $13.50 on February 19, 2020. Just over a month later, fears of COVID-19 had decimated the market, and our share price plummeted to a period low of $9.15. That was on March 23, 2020 following the worst week on Wall Street since the 2008 financial crisis.

Highlights of pre-pandemic days . . .

Most good and bad times seem relative when compared with those before and after that broke records. This appears especially true when we look back at our September 2019 report, which covered the first six months of the period.

At that time, we considered the summer months of 2019 volatile after a calm start to the period. The highs and lows now seem trivial after the record-shattering days near the end of the period.

Growth in April 2019 was rather consistent thanks in part to strong U.S. economic numbers, good corporate earnings and signs that China’s economy was improving. Events in China seemed to be related to much of the market movement during the period, but none more impactful than the virus originating there.

May 2019 started on a high note when it was reported on the third of the month that U.S. unemployment had fallen to a 49-year low of 3.6% for the month of April. This was the lowest level since December 1969. Then China announced it would raise tariffs on U.S. imports in response to our tariff increase the previous week. This resulted in a brutal day on May 13, 2019 when the Dow fell 617 points and closed at 25,325.

The summer months started strong, with June 2019 achieving the best June performance since 1938. The Dow rose 1,784 points during the month to close at 26,600 on June 28th (the last trading day). This growth was believed to be sparked by news that the Federal Reserve (Fed) might relax monetary policy to shore up the economy and signs that trade tensions appeared to lessen.

July 15 was another notable day. The Dow rose to a new record high of 27,359. This strong finish was believed to result in part from speculation about a potential rate cut. This high didn’t hold for long. The Dow dropped 767 points on August 5 and another 800 points on August 14 and ended the month down more than 900 points from the July 15 record high.

Throughout the fall months of 2019, the Dow seesawed up and down less dramatically and didn’t reach the range of the July 15 high until November 1, when the index closed at 27,347. It finally surpassed the July high on November 4 with a strong 27,462 close, then rallied to a new record high of 28,164 on November 27, all related to news that China and the U.S. might be close to reaching a trade deal.

A tentative trade deal with China was also credited for sparking more new records in December. On December 12, the Dow, the S&P and the NASDAQ Composite Index (NASDAQ) posted all-time intraday highs. On December 27, the Dow closed even higher at 28,645, setting a new record high and capping off a very strong 2019.

The Teberg Fund benefitted from these market highs and ended 2019 with a one-year return of 26.55%, second only to its record 38.16% one-year return in 2009.

The good times end . . .

By December, many of us had heard news of a strange new virus in China, but at that time it seemed like a distant threat and didn’t derail the market from its upward course. Even into mid January 2020, when the number of cases in China and elsewhere increased, the market showed continued strength. On Friday, January 17, the Dow ended a very strong week at a new record close of 29,348. International trade was again credited as the U.S. trade deal with China appeared closer to resolution, and Congress passed deals with Mexico and Canada.

By the final days of January, the market started its descent. On January 31, at the end of a turbulent week, the Dow dropped just over 600 points to close at 28,256 and gave up all of its gain earlier in the month. By this time, the World Health Organization had declared the coronavirus outbreak a global health emergency.

The market rebounded in the early days of February, and the Dow hit a new record high of 29,551 on February 12. A week later, on February 19, the Fund reached its period high of $13.50 per share. The real market meltdown came later in the month with the Dow’s especially dramatic drops of 1,032, 879 and 1,191 on February 24, 25 and 27 respectively, closing at 25,767 on the last day of what appeared to be panic selling prompted by coronavirus fears. The Dow again dropped on the final trading day of the month and ended February at 25,409. These dates were part of the worst seven-day losing streak since the 2008 financial crisis. The Fund’s share price also dropped dramatically to $11.99, down $1.51 from its period high the week before.

The Ides of March . . .

There don’t seem to be enough superlatives to describe what happened to the market in March, with so many historic days that it will likely be studied by scholars for years to come. While nearly every day in March was historic, we chose to focus on those when the Dow moved more than

1,000 points up or down. Following is a list of those days, which includes brief references to the events believed to trigger the market fluctuations.

March 2 Dow close:	+1,294 26,703	Even as COVID-19 fears escalated, Wall Street rebounded from its worst week since 2008, and the Dow set a new record one-day point gain.

March 4 Dow close:	+1,173 27,091	Investors reacted to the previous day’s news of the Fed’s first emergency rate cut since 2008 and former VP Joe Biden’s win on Super Tuesday.

March 9 Dow close:	- 2,014 23,851	Trading was stopped briefly shortly after the markets opened. Oil markets collapsed as the impact of COVID-19 reduced demand.

March 10 Dow close:	+1,167 25,018	Talk of substantial government relief. The Dow’s third-best gain on record.

March 11 Dow close:	- 1,465 23,553	World Health Organization designated COVID-19 a pandemic.

March 12 Dow close:	- 2,353 21,200	Drop of 10% is biggest since Black Monday crash of 1987. President announced 30-day ban on travel to the U.S. from European countries (excluding the UK).

March 13 Dow close:	+1,985 23,186	President declared national emergency to make as much as $50 billion available to state and local governments.

March 16 Dow close:	- 2,997 20,188	Fed cut interest rates to near zero in an effort to shore up the sinking economy. States start to shut down.

March 17 Dow close:	+ 1,049 21,237	Stocks rallied on expectations of a $1 trillion fiscal stimulus package.

March 18 Dow close:	- 1,338 19,899	The first close below 20,000 since February 2017. Trading again halted briefly.

March 24 Dow close:	+ 2,113 20,705	Dow broke record set on March 13 with the largest one-day gain in history on signs that the massive stimulus package was nearing.

On March 31, the Dow dropped 410 points to end the period at 21,917. This was the worst first quarter in its 135-year history and represented a 23% drop from where it started in January and a 26% dip below the record high on February 12. The longest-running bull market in history was officially declared over.

The portfolio in review . . .

In tough markets, there are often certain industries and sectors that are unscathed, but the virtual halt to economies around the world seemed to spare very few. The same was true of nearly every investment other than cash, with most stocks and mutual funds losing value as fear and panic selling spread. In recent history, there have been times when investors seemed to overlook bad news, and the market continued strong. That wasn’t true in this period when many schools, universities and businesses were closed and many populations were sheltering inside to avoid the invisible menace causing illness and death around the world.

The Fund’s holdings also lost much of the gain achieved for nearly 10 months of the annual period ended March 31, 2020, with only three ending in the black. The relative winners were an ETF tracking the NASDAQ, which gained slightly less than 6% and two tracking the semiconductor sector, which gained just over 8% and 10% each. These three ETFs were also singled out as top achievers in our September 2019 report. Their strong performance may have accounted for ending the annual period at a profit while other holdings didn’t have such a wide growth margin heading into the meltdown.

Our four high-yield bond positions held up relatively well, even though all ended in the negative. Two lost under 4%, one lost under 6% and one lost under 9%. The most damaged holdings in the portfolio were ETFs tracking the more targeted Russell, Small-Cap and Mid-Cap indices, with losses hovering around 25% each. The financial sector ETF and a stock mutual fund dropped approximately 19% and 18% respectively. Our single stock holding lost close to 10%.

It’s fair for you to ask why I wasn’t able to prevent these losses. The best I can do is to first admit I didn’t see this coming. The indicators I follow remained strong, and there didn’t appear to be sell signals for any of our holdings. I was confident that remaining fully invested was the best strategy, and it was for nearly 10 months of the period. We were on track to have a good year, until the bottom suddenly fell out. The only options then were to sell at significant losses, as many investors did, or to keep the portfolio intact. Even though March was a bloodbath, there were days when the market rose dramatically, and the Dow managed to regain some of its loss, most notably with the historic rise on March 24.

For now, the plan is to objectively focus on the potential strength or weakness of each holding as we navigate this unchartered market climate, with the goal of coming out as sound as possible when we finally get back to normal, whatever that looks like.

To better days . . .

No one seems to know where we will be next week, next month or even next year. The best we can do is to keep ourselves safe and healthy. We’re doing our best to protect our team by working in different locations miles apart. Our office is closed to visitors but is staffed every week day.

We’ve enjoyed phone conversations in recent weeks with our fellow shareholders who are mainly at home. They seem to be handling these challenging days with a practical, can do attitude that makes us proud. Whatever your circumstance, we wish you better days ahead.

Curtis A. Teberg

Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. Investors cannot invest directly in an index.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3587-NLD-5/13/2020

The Teberg Fund
Portfolio Review
March 31, 2020 (Unaudited)

Comparison of the change in value of a hypothetical $10,000 investment in The Teberg Fund versus the S&P 500® Index and the Dow Jones Industrial Average.

$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
$ 27,210
$ 25,934
$ 13,654
The Teberg Fund
S&P 500
Dow Jones

The Fund’s performance figures for the periods ended March 31, 2020, compared to its benchmarks:
				Since April 1,
		Five Year	Ten Year	2002
	One Year	(Annualized)	(Annualized)	(Annualized)*
The Teberg Fund	(9.44)%	0.28%	3.16%	3.86%
S&P 500® Index	(6.98)%	6.73%	10.53%	6.76%
Dow Jones Industrial Average	(13.38)%	6.86%	10.00%	6.88%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.48%, before any fee waivers, per the August 1, 2019 prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

*	The Teberg Fund commenced operations on April 1, 2002.

The Teberg Fund
EXPENSE EXAMPLES
at March 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	10/1/19	3/31/20	10/1/19 – 3/31/20*	10/1/19 – 3/31/20
Actual	$1,000.00	$869.40	$8.18	1.75%

Hypothetical	$1,000.00	$1,016.25	$8.82	1.75%
(5% return before expenses)

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

The Teberg Fund
Allocation of Portfolio Assets
March 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments as of March 31, 2020.

Please refer to the Schedule of Investments for a detailed listing of the Fund’s holdings.

The Teberg Fund
Schedule of Investments
at March 31, 2020

Shares		Fair Value
	COMMON STOCK - 6.8%
6	Berkshire Hathaway, Inc. - Class A *	$1,632,000
	TOTAL COMMON STOCK (Cost - $714,296)	1,632,000

	EQUITY FUND - 3.2%
21,150	Fidelity Low-Priced Stock Fund	761,628
	TOTAL EQUITY FUND (Cost - $912,820)	761,628

	EXCHANGE TRADED FUNDS - 69.6%
47,000	Financial Select Sector SPDR Fund	978,540
17,400	Invesco QQQ Trust Series 1	3,312,960
22,549	iShares Core S&P Small-Cap ETF	1,265,224
7,850	iShares PHLX Semiconductor ETF	1,610,899
11,274	iShares Russell 2000 ETF	1,290,422
10,700	SPDR Dow Jones Industrial Average ETF Trust	2,345,761
9,300	SPDR S&P 500 ETF Trust	2,397,075
3,160	SPDR S&P MidCap 400 ETF Trust	830,701
22,500	VanEck Vectors Semiconductor ETF	2,635,650
	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,923,701)	16,667,232

	FIXED INCOME FUNDS - 19.9%
819,215	Franklin High Income Fund	1,327,128
711,955	Franklin Income Fund	1,366,954
426,018	John Hancock High Yield Fund	1,239,713
104,414	PIMCO High Yield Fund	829,048
	TOTAL FIXED INCOME FUNDS (Cost - $5,675,051)	4,762,843

	MONEY MARKET FUND - 0.6%
157,631	Invesco STIT Government Agency Portfolio - Institutional Class, 0.43% +	157,631
	TOTAL MONEY MARKET FUND (Cost - $157,631)	157,631

	TOTAL INVESTMENTS (Cost - $21,383,499) - 100.1%	$23,981,334
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(35,196)
	NET ASSETS - 100.0%	$23,946,138

ETF - Exchange Traded Fund

PHLX - Philadelphia Stock Exchange

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

+	Money market fund; interest rate reflects 7-day annualized yield as of March 31, 2020.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities
at March 31, 2020

ASSETS
Investments in securities, at value (identified cost $21,383,499)	$23,981,334
Receivables
Dividends and interest	29,226
Fund shares sold	250
Prepaid expenses	5,097
Total assets	24,015,907

LIABILITIES
Payables
Due to Adviser	14,099
Distribution (12b-1) fees payable	5,251
Audit fees	17,153
Administration fees	8,359
Transfer Agent fees	5,702
Accounting fees	4,718
Accrued other expenses	14,487
Total liabilities	69,769
NET ASSETS	$23,946,138

Net asset value, offering and redemption price per share ($23,946,138 / 2,308,986 shares outstanding; unlimited number of shares (par value $0.01) authorized)	$10.37

COMPONENTS OF NET ASSETS
Paid-in capital	$23,309,095
Accumulated earnings	637,043
NET ASSETS	$23,946,138

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations
For the Year Ended March 31, 2020

INVESTMENT INCOME
Dividends	$651,451
Interest	3,287
Total Income	654,738

Expenses
Advisory fees	354,558
Distribution (12b-1) fees	70,912
Administration fees	37,962
Transfer agent fees	30,451
Fund accounting fees	28,154
Chief compliance officer fees	22,000
Printing fees	17,498
Audit fees	16,002
Trustee fees	16,002
Legal fees	14,999
Registration fees	9,999
Custody fees	7,499
Insurance	999
Third party administrative servicing fees	201
Miscellaneous fees	1,998
Total expenses	629,234
Less: Fees waived by the Adviser	(133,023)
Net expenses	496,211
Net Investment Income	158,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(41,489)
Capital gain distributions from regulated investment companies	61,866
Net change in unrealized depreciation on investments	(2,608,762)
Net realized and unrealized loss on investments	(2,588,385)
Net Decrease in Net Assets Resulting from Operations	$(2,429,858)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$158,527	$180,377
Net realized gain (loss) on investments	(41,489)	303,267
Capital gain distributions from regulated investment companies	61,866	87,146
Net change in unrealized appreciation (depreciation) on investments	(2,608,762)	588,685
Net increase (decrease) in net assets resulting from operations	(2,429,858)	1,159,475

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(181,389)	(194,694)
Net decrease in net assets resulting from distributions to shareholders	(181,389)	(194,694)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	634,923	355,480
Net asset value of shares reinvested	181,213	194,514
Payments for shares redeemed	(1,991,077)	(3,598,174)
Net decrease in net assets derived from change in outstanding shares	(1,174,941)	(3,048,180)

Total decrease in net assets	(3,786,188)	(2,083,399)

NET ASSETS
Beginning of year	27,732,326	29,815,725
End of year	$23,946,138	$27,732,326

SHARE ACTIVITY
Shares sold	53,207	31,886
Shares reinvested	13,886	18,977
Shares redeemed	(165,339)	(322,039)
Net decrease in shares	(98,246)	(271,176)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
The Table below sets forth financial data for one share of beneficial interest throughout each year presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Net asset value, beginning of year	$11.52	$11.13	$10.20	$9.24	$11.55
Income from investment operations:
Net investment income/(loss) (1,2)	0.07	0.07	0.07	0.11	(0.06)
Net realized and unrealized gain/(loss) on investments	(1.14)	0.40	0.96	0.85	(1.21)
Total from investment operations	(1.07)	0.47	1.03	0.96	(1.27)
Less distributions:
From net investment income	(0.08)	(0.08)	(0.10)	—	—
From net realized gain	—	—	—	—	(1.04)
Total distributions	(0.08)	(0.08)	(0.10)	—	(1.04)
Net asset value, end of year	$10.37	$11.52	$11.13	$10.20	$9.24
Total return (3)	(9.44)%	4.31%	10.12%	10.39%	(11.68)%
Ratios/supplemental data:
Net assets, at end of year (000s)	$23,946	$27,732	$29,816	$29,464	$30,916
Ratio of expenses to average net assets (4):
Before expense waiver	2.22%	2.21%	2.18%	2.14%	2.08%
After expense waiver	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets (1,4):
Before expense waiver	0.09%	0.17%	0.22%	0.70%	(0.88)%
After expense waiver	0.56%	0.63%	0.65%	1.10%	(0.55)%
Portfolio Turnover Rate	1.44%	1.80%	41.03%	101.03%	332.00%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements
at March 31, 2020

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

A.	Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Teberg Fund
Notes to Financial Statements
at March 31, 2020, continued

B.	Fair Valuation Process: As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Teberg Fund
Notes to Financial Statements
at March 31, 2020, continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,632,000	$—	$—	$1,632,000
Equity Fund	761,628	—	—	761,628
Exchange Traded Funds	16,667,232	—	—	16,667,232
Fixed Income Funds	4,762,843	—	—	4,762,843
Money Market Fund	157,631	—	—	157,631
Total	$23,981,334	$—	$—	$23,981,334

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

C.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2017 to March 31, 2019, or expected to be taken in the Fund’s March 31, 2020 year-end tax returns. The Fund identifies its current major tax jurisdictions as U.S. federal and the state of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Security Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

E.	Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund.

F.	Valuation of Fund of Funds: The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their

The Teberg Fund
Notes to Financial Statements
at March 31, 2020, continued

market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

G.	Expenses: Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

H.	Indemnification: The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

I.	Exchange-Traded Funds: The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTE 3 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2020, amounted to $401,012 and $1,608,989, respectively.

NOTE 4 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisers, Inc. (the “Adviser”) serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended March 31, 2020, the Adviser earned advisory fees of $354,558.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until July 31, 2020, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.75% of the Fund’s daily average net assets (the “expense limitation”). For the year ended March 31, 2020, the Adviser waived $133,023 in fees under the Waiver Agreement.

The Teberg Fund
Notes to Financial Statements
at March 31, 2020, continued

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the lesser of the expense limitation then in place or in place at time of waiver, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of March 31, 2020, the total amount of expense reimbursement subject to recapture amounted to $393,781, of which $129,500 will expire on March 31, 2021, $131,258 will expire on March 31, 2022, and $133,023 will expire on March 31, 2023.

Distributor – The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $70,912 in distribution fees were incurred during the year ended March 31, 2020.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. An officer of the Fund is also an officer of NLCS, and is not paid any fees directly by the Fund for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Teberg Fund
Notes to Financial Statements
at March 31, 2020, continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended March 31, 2020 and March 31, 2019 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2020	March 31, 2019
Ordinary Income	$181,389	$194,694
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$181,389	$194,694

As of March 31, 2020, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$157,502	$—	$(4,753)	$(2,107,503)	$—	$2,591,797	$637,043

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $4,753.

At March 31, 2020, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Non-Expiring	Non-Expiring		CLCF
Short-Term	Long-Term	Total	Utilized
$2,107,503	$—	$2,107,503	$29,154

Aggregate Unrealized appreciation and depreciation – tax basis:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$21,389,537	$4,345,070	$(1,753,273)	$2,591,797

NOTE 6 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2020, Constellation Trust Co. held approximately 48.59% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Constellation Trust Co. are also owned beneficially by any party who would be presumed to control the Fund.

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For

The Teberg Fund
Notes to Financial Statements
at March 31, 2020, continued

investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted this amendment early.

NOTE 8 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of The Teberg Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the schedule of investments, as of March 31, 2020, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the three-year period ended March 31, 2018 were audited by other auditors, whose report dated May 30, 2018 expressed an unqualified opinion on such financials highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania

May 27, 2020

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2020

Renewal of Advisory Agreement – The Teberg Fund*

In connection with a meeting held on November 19-20, 2019, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to the Fund. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted the Adviser was founded in 1988 and had approximately $27 million in assets under management. The Board reviewed the background information of key investment personnel responsible for the Fund and noted the portfolio manager’s financial industry experience. The Board noted that the Adviser evaluated economic and market indicators to assist in investment decision making and applied its own research of historical market patterns and theories to identify what it believed to be the optimal time to enter into certain types of instruments. The Board discussed that the Adviser took a conservative approach to risk management through portfolio sector diversification and the use of stop-loss orders when appropriate. The Board remarked that the Adviser monitored compliance with the Fund’s investment limitations using pre- and post-trade checklists and tracked each holding in the Fund’s portfolio using a software program. The Board observed that the Adviser maintained an adequate risk management and compliance culture. It acknowledged that the Fund was one of the longest-operating funds within its peer group and that the Adviser had developed and nurtured a loyal client base. The Board concluded that it expected the Adviser to continue to provide satisfactory service to the Fund and its shareholders.

Performance. The Board noted that the Fund received a three-star Morningstar rating and had outperformed its Morningstar category and peer across all periods while underperforming the S&P 500 Total Return Index across all periods. The Board noted that the Fund underperformed the benchmark because it held some cash and was not fully invested at all times. The Board recognized that the Adviser’s conservative approach and the Fund’s ability to go defensive had been beneficial to the Fund’s performance. The Board concluded the Adviser had provided reasonable results to the Fund’s shareholders.

Fees and Expenses. The Board noted the Adviser’s advisory fee of 1.25% for the Fund was tied with the highest fee of its peer group and was the high of its Morningstar category. The Board discussed that the Fund’s net expense ratio of 1.75% was higher than the peer group and Morningstar category averages and medians, but lower than the highs of each. The Board appreciated that the Adviser did not benefit from material economies of scale as it managed one fund with less assets than most of its peers. The Board discussed the Adviser’s position that it would be difficult to maintain quality service with further fee reductions. Given these considerations, the Board concluded that the Adviser’s advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted the Adviser agreed to discuss the implementation of breakpoints as the Fund’s assets grew and the Adviser achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of the Fund and acknowledged that the Adviser had realized a slight profit. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for the Fund was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2020

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017- 2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2020, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/20-NLFT III-v1

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2020 continued

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017- 2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-209-1964.

3/31/20-NLFT III-v1

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISER
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 48022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $13,200

2019 – $13,000

2020 – $13,000

(b)	Audit-Related Fees

2018 – None

2019 – None

2020 – None

(c)	Tax Fees

2018 – $2,700

2019 – $2,000

2020 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2019 – None

2020 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018     2019    2020

Audit-Related Fees:      0.00%  0.00%  0.00%

Tax Fees:      0.00%  0.00%  0.00%

All Other Fees:     0.00%  0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,700

2019 - $2,000

2020 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/5/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/5/2020

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/5/2020